Exhibit 99.3

                                 [M&T BANK LOGO]

                     Acquisition of Keystone Financial, Inc.


                  A Logical and Attractive Franchise Extension

                              Investor Presentation
                                  May 17, 2000

--------------------------------------------------------------------------------
M&T Management Conference Call Information
--------------------------------------------------------------------------------

The senior management team of M&T will present an overview of the Keystone transaction and respond to investor questions via conference call on May 17, 2000 at 10:30 am eastern standard time. Please call in at least 10 minutes prior
to the start of the call.               ----------------------------------------
-------------------------

A taped playback of the call will be available through June 16, 2000

               Dial-In Number:            (888) 603-9742

               Pass Code:                          11111


               Play-Back Number:          (888) 433-2207*


-------------------------------------------------
* Will not become available until one hour after the conference call is completed.



                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial

--------------------------------------------------------------------------------
Forward Looking Information
--------------------------------------------------------------------------------

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of M&T Bank Corporation ("M&T") and Keystone Financial, Inc. ("Keystone") and assuming the consummation of the transaction, a combined M&T and Keystone, including statements relating to: (i) the cost savings and revenue enhancements and accretion to reported and cash earnings that will be realized from the merger; and (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) expected cost savings from the merger cannot be fully realized or realized within the expected time; (ii) revenues following the merger are lower than expected; (iii) competitive pressure among depository institutions increase significantly; (iv) the integration of the business of M&T and Keystone costs more, takes longer or is less successful than expected; (v) the cost of additional capital is more than expected; (vi) changes in the interest rate environment reduces interest margins; (vii) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (viii) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and (ix) changes may occur in the securities market. Neither M&T nor Keystone assume any obligation to update forward looking statements.


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial

--------------------------------------------------------------------------------
Transaction Summary
--------------------------------------------------------------------------------

Transaction:                                           Acquisition of Keystone by M&T

Transaction Value:                                     $21.01 per Keystone share/(a)

                                                       Approximately $1.03 billion in aggregate value

M&T Stock Split:                                       10-for-1

Consideration/Election Procedure:                      Cash/stock election procedure subject to proration such that 35% of total
                                                       Keystone shares receive cash and 65% receive M&T common stock

Pricing Mechanism:                                     Exchange ratio of 0.05x (pre-split) on the stock consideration and cash consideration of $21.50 per share are both fixed

Collars / Walk-Aways:                                  None

M&T Dividend:                                          100% increase to $10.00 per share (pre-split)

Accounting Treatment:                                  Purchase accounting (goodwill amortized over 20 years straight-line; core deposit intangible amortized over 7 years accelerated)

---------------------------------------
(a) Based on M&Ts closing price of $415.00 on May 16, 2000.


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial

--------------------------------------------------------------------------------
Transaction Summary
--------------------------------------------------------------------------------

Synergies:                                             $43 million pre-tax (approximately 20% of Keystone's total non-interest expense)

Restructuring Charge:                                  Estimated at $52 million after-tax ($75 million pre-tax)

Management:                                            Robert G. Wilmers - President & CEO
                                                       Robert J. Bennett - Chairman
                                                       Jorge G. Pereira - Vice Chairman
                                                       Carl L. Campbell - Vice Chairman

Board of Directors:                                    5 Board seats granted to Keystone out of a pro forma total of 26 M&T Board seats

Due Diligence:                                         Comprehensive due diligence completed, including credit file reviews

Approvals:                                             Shareholders of M&T and Keystone
                                                       Normal regulatory approvals

Expected Closing:                                      Fourth quarter 2000

Pro Forma Ownership:                                   20% M&T Insiders
                                                       5% Warren Buffett


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        2

--------------------------------------------------------------------------------
                              Strategic Rationale
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management Interests Remain Aligned with Shareholder Interests
--------------------------------------------------------------------------------

                 [PIE CHARTS ILLUSTRATING EXISTING AND PROFORMA
                    OWNERSHIP OF M&T BANK CORPORATION STOCK]



                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        3

--------------------------------------------------------------------------------
A Logical Franchise Extension
--------------------------------------------------------------------------------

o    Logical geographic extension of M&T's strong New York franchise

     / / Already #1 in deposit market share in Upstate New York, pro forma M&T would also rank #1 in Central Pennsylvania

          - Combined geographic area of Upstate New York and Central Pennsylvania would rank as the 10th largest U.S. state in terms of total deposits

     / / Ability to leverage M&T's proven New York super-community banking strategy across Keystone's franchise

     / /  Familiarity with these markets

          -    Existing M&T presence through the ONBANCorp acquisition

          -    Similar demographics

          - M&T has proven that it can generate top-tier performance and growth in these markets

     / /  Increases scale of banking franchise

     / /  Complementary business models

          - New small business and middle market lending opportunities for M&T

          - Enhances M&T's Trust and Investment Services business, adding $3.3 billion in assets under management, including $1.2 billion in mutual funds


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        4

--------------------------------------------------------------------------------
Low Level of Operational Risk
--------------------------------------------------------------------------------

o    Proven integration experience at M&T under the current management team

o    History of delivering and even exceeding on projections at M&T:

     / / Exceeded the EPS projection made at announcement in the ONBANCorp transaction by 4%

     / / One of only 6 banks to do so out of 27 total banks who have announced deals greater than $850 million in value since 1995

     / / In the 17 quarters since 1995, M&T has exceeded the consensus First Call quarterly estimates by an average of 2% per quarter

o    Only the third largest deal announced by M&T on a relative basis

o Integration will be facilitated by KSTN's 1999 consolidation of its banks under a single charter

o    Minimal business disruption expected given no branch overlap


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial

--------------------------------------------------------------------------------
Financially Attractive with Straightforward, Conservative Assumptions
--------------------------------------------------------------------------------

     o Had the deal been accounted for as a pooling, it would have been accretive in the first full year

     o As structured, the transaction is accretive to cash EPS in the first full year

     o    Favorably priced relative to comparable transactions

     o Generates an internal rate of return ("IRR") well in excess of M&T's cost of equity capital

     o    Financing mix is shareholder focused:

          / /  Blended cost of capital has been minimized

          / / Cash flow per share is significantly improved compared to a pooling deal

     o No revenue enhancements have been assumed, but opportunities have been identified

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        6

--------------------------------------------------------------------------------
Favorably Priced Relative to Comparable Transactions
--------------------------------------------------------------------------------

                                                                 Implied               Comparable               MTB/KSTN
                                                                MTB/KSTN              Transactions         Multiples as a % of
                                                                Multiples              Average (a)           Comparable Avg.
                                                                ---------              -----------           ---------------

Price as a  Multiple of:

     LTM Cash EPS                                               11.9x/(b)                 17.3x                   69%

     Forward Cash EPS                                           10.8/(c)                  15.2                    71

     LTM GAAP EPS                                               12.5/(b)                  18.9                    66

     Forward GAAP EPS                                           11.3/(c)                  16.3                    69

     Book Value                                                 1.84/(b)                  2.69                    69

     Tangible Book Value                                        2.04/(b)                  3.08                    66

Tangible Book Premium to Deposits                               10.4%/(b)                 26.1%                   40

Premium to Market - 1 Day Prior to Announcement                 33.4                      29.4                   114

Premium to Market - 30 Day Average Price                        31.5                      27.9                   113

-------------------------------------------------
(a) Comparable transactions include billion dollar plus traditional bank acquisitions announced since January 1, 1999; seven deals in total.
(b)  Based on financial results for the 12 month period ended March 31, 2000.
(c) Based on First Call quarterly estimates as of May 16, 2000 for the next four quarters through March 31, 2001.

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        7

--------------------------------------------------------------------------------
Consistent with M&T's Geographic Strategy - "The Highway Franchise"
--------------------------------------------------------------------------------





                       [MAP ILLUSTRATING BRANCH LOCATIONS]





---------------------------------------
Sources: SNL Securities, L.P. & MapInfo.

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        8

--------------------------------------------------------------------------------
Pro Forma M&T: #1 in Upstate New York and #1 in Central Pennsylvania
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Deposit Share - Upstate NY/(a)
--------------------------------------------------------------------------------

                                                      Deposits
     Rank                 Institution                   ($MM)      % Share
  ---------- -------------------------------------- ------------ -----------

  --------------------------------------------------------------------------
     1       Current M&T Bank                       $12,277       16.11%
  --------------------------------------------------------------------------

     2       HSBC Holdings, Plc                      11,460       15.04

     3       KeyCorp                                  6,716        8.81

     4       FleetBoston Financial                    6,714        8.81

     5       Charter One Financial                    5,219        6.85

     6       Chase Manhattan Corp.                    3,126        4.10

     7       Trustco Bank Corp of NY                  1,904        2.50

     8       BSB Bancorp Inc.                         1,827        2.40

     9       Community Bank System Inc.               1,372        1.80

    10       Premier National                         1,226        1.61

    11       Niagara Bancorp Inc. (Mhc)               1,167        1.53

    12       Citigroup Inc.                           1,031        1.35


--------------------------------------------------------------------------------
                         Deposit Share - Central PA/(b)
--------------------------------------------------------------------------------

                                                      Deposits
     Rank                 Institution                   ($MM)      % Share
  ---------- -------------------------------------- ------------ -----------

  -------------------------------------------------------------------------
    -      Pro Forma M&T Bank                           $4,222      9.11%
  -------------------------------------------------------------------------

    1      Allfirst                                      4,117      8.89

    2      Keystone                                      3,512      7.58

    3      PNC Financial                                 3,113      6.72

    4      Fulton Financial                              2,768      5.97

    5      First Union                                   2,472      5.34

    6      Harris Financial                              2,271      4.90

    7      Mellon Financial                              2,057      4.44

    8      Susquehanna                                   1,613      3.48

    9      Sovereign Bancorp                             1,498      3.23

   10      Northwest Bancorp                             1,258      2.72

   16      Current M&T Bank                                710      1.53


---------------------------------------
Source: SNL Securities, L.P.
(a) Includes only NY counties north of Westchester, excluding New York, Queens, Nassau, Suffolk, Bronx, Richmond, Rockland, Kings and Westchester
(b) Includes only PA counties east of Jefferson / Indiana counties and west of Carbon / Lehigh counties (i.e., excludes counties surrounding Pittsburgh and Philadelphia).


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                        9

--------------------------------------------------------------------------------
Enhanced Financial Scale Creating a Leading Northeast Bank
--------------------------------------------------------------------------------
($ in millions)


                                                           Pro Forma               Rank Among                Rank Among
                                                          Combined ($)            U.S. Banks(a)           Northeast Banks(b)
                                                          ------------            -------------           ------------------
1999 Net Income(c)                                           $349.3                    #32                       #5

1999 Net Income with full synergies(c)                        377.5                     30                        5

Market Capitalization(d)                                        3.9                     31                        5

Assets                                                         29.8                     29                        5

Net Loans                                                      21.9                     27                        5

Deposits                                                       20.2                     29                        5

Common Equity                                                   2.4                     28                        5

---------------------------------------
* Source: SNL Securities, L.P. Balance sheet results as of March 31, 2000.
(a)  Includes all independent U.S. commercial banks.
(b) Includes banks headquartered in NY, PA, MA, CT, ME, VT, DE, MD, RI, NH and NJ. Excludes money center banks.
(c)  Excludes nonrecurring charges.
(d) Based on pro forma shares outstanding and M&T's price of $415.00 as of May 16, 2000. No market value attributed to expected synergies.

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       10

--------------------------------------------------------------------------------
Merger Integration Experience at M&T
--------------------------------------------------------------------------------

                                                     Deposits                                                    Deposits Acquired/
  Announce                                           Acquired                                 Current Rank          M&T Deposits
    Date          Target                              ($MM)        Primary City             in Target City        at Announcement
  --------        -------------------------          --------      ----------------------   --------------        ---------------

-----------------------------------------------------------------------------------------------------------------------------
     -            Keystone                           $5,052        NM                            NM                    33.3%
-----------------------------------------------------------------------------------------------------------------------------
   6/4/99         Chase Branches                       $634        Binghamton                    #2                     4.3%

  12/9/98         FNB Rochester                         498        Rochester                      2                     3.3

  10/28/97        ONBANCorp Inc.                      4,025        Syracuse                       1                    35.9

   4/1/94         Ithaca Bancorp                        339        Ithaca                         2                     4.6

  2/24/92         Central Trust  and                  1,312        Rochester, Binghamton          2                    17.6
                  Endicott Trust

  5/31/91         GoldDome                            2,100        GoldDome                       1                    33.8

  9/28/90         Empire of America                   1,300        Buffalo                        1                    21.0

  1/26/90         Monroe Savings                        486        Rochester                      2                     7.8
                  East New York Savings
                  Mid-Atlantic Banks

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       11

--------------------------------------------------------------------------------
                                Financial Impact
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baseline "Street" Assumptions
--------------------------------------------------------------------------------

("Street Estimates Utilized for Both Companies -- Does not Constitute Management Forecasts*)

     o    M&T Stand-Alone "Street" Assumptions:

          //   2001 First Call consensus estimate of $40.32 per share (fd)

          //   2001 implied First Call aggregate net income of $311 million

          //   EPS grown at a rate of 10.5% annually after 2001 (I/B/E/S)

          //   Continue to deploy excess capital to maximize shareholder returns


     o    Keystone Stand-Alone "Street" Assumptions:

          //   2001 First Call consensus estimate of $1.83 per share (fd)

          //   2001 implied First Call aggregate net income of $89 million

          //   EPS grown at a rate of 8.5% annually after 2001 (I/B/E/S)

-------------------------------------------------
* "Street" estimates include First Call and I/B/E/S sources. First Call and I/B/E/S are recognized data services that monitor and publish compilations of earnings estimates by select research analysts regarding companies of interest to institutional investors.

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       12

--------------------------------------------------------------------------------
Pro Forma Impact Based on "Street" Estimates
--------------------------------------------------------------------------------
($ in Millions, except per Share Amounts)

                                                 2001        2002         2003
                                                ------      ------      ------

  M&T Earnings                                  $311.1      $337.8      $366.6

  Keystone Earnings                               89.4        97.0       105.2
                                                ------      ------      ------
         Combined Earnings                      $400.6      $434.9      $471.8


  Cost Savings (after-tax)                       $14.1       $28.2       $29.3

  Net Cost of Financing                          (23.5)      (22.5)      (22.6)

  Amortization Add-back for KSTN                   4.1         4.1         4.1

  New Intangible Amortization                    (41.2)      (39.0)      (36.6)
                                                ------      ------      ------
         Pro Forma Earnings                     $354.1      $405.7      $446.1
                                                ======      ======      ======
  ------------------------------------------------------------------------------
         Pro Forma CASH EPS                     $46.92      $53.29      $58.77

         Pro Forma GAAP EPS                     $37.61      $44.03      $49.56
  ------------------------------------------------------------------------------

         Average Shares Outstanding (fd)           9.4         9.2         9.0

  ------------------------------------------------------------------------------
  Cash EPS Accretion / (Dilution)                  1.3%        5.2%        6.0%

  GAAP EPS Accretion / (Dilution)                 (6.7)%      (1.2%)       0.7%
  ------------------------------------------------------------------------------

-------------------------------------------------
* Based on "Street" estimates for both companies and does not constitute Management forecasts. Excludes estimated merger related charges.


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       13

--------------------------------------------------------------------------------
Strong Pro Forma Financial Position
--------------------------------------------------------------------------------
($ in Millions)

                                               At March 31, 2000
                                          ----------------------------
                                            M&T               Keystone            Pro Forma(a)
                                          -------             --------            ------------
Balance Sheet Items:
     Total Assets                         $22,762              $7,012                $30,221
     Total Gross Loans                     17,703               4,533                 22,236
     Total Deposits                        15,151               5,053                 20,203
     Intangibles                              638                  53                  1,203
     Equity                                 1,832                 556                  2,646
     Reserves for Loans Losses                319                  61                    379
     Capital Securities                       310                   0                    490

Capital Ratios:
     Equity/Assets                            8.1%                7.9%                   8.8%
     Tang. Common Equity/Assets               5.4                 7.2                    5.0

Asset Quality Ratios:
     NPAs/Loans + REO                        0.43%               0.86%                  0.52%
     Loan Loss Reserve/NPLs                 475.7               168.9                  368.5
     Loan Loss Reserve/Loans                  1.8                 1.3                    1.7

-------------------------------------------------
(a) At 12/31/00, includes impact of restructuring charges and other purchase accounting adjustments.

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial

--------------------------------------------------------------------------------
Rapid Generation of Deployable Capital
--------------------------------------------------------------------------------

---------------------------------------------
     Tangible Common Equity Ratio
---------------------------------------------
     o   Current M&T (3/31/00): 5.40%
     o   Pro Forma (12/31/00): 5.00%
     o   Targeted Pro Forma Ratio: 5.40%
---------------------------------------------


             Pro Forma Cumulative Deployable Capital ($ millions)(a)
             -------------------------------------------------------


PF 12/31/01     $88
PF 12/31/02     $311
PF 12/31/03     $536


-------------------------------------------------
(a) Represents the cumulative tangible capital at each period end in excess of the amount required to produce a 5.40% tangible common equity ratio.

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       15

--------------------------------------------------------------------------------
Expected Synergies
--------------------------------------------------------------------------------
($ in Millions, pre-tax)

     o    50% of the synergies are expected to be achieved in 2001 and 100% in
          2002


                                                        KSTN        Estimated        %
                                                    Expenses(a)      Savings      Savings
                                                    -----------      -------      -------
                 Corporate Overhead                     $76            $25          33%

                 Business Line Consolidation             73              4           6

                 Facilities                              43              6          15

                 Technology and Operations               24              8          33
                                                    -----------      -------      -------
                        Total                          $216            $43          20%
                                                    ===========      =======      =======

               --------------------------------------------------------------------------------
                 Implied Marginal Efficiency Ratio for KSTN:                        48%
               --------------------------------------------------------------------------------



     o While no revenue enhancements have been assumed, specific opportunities have been identified

-------------------------------------------------
(a) Represents Q1'00 Keystone expenses annualized.


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       16

--------------------------------------------------------------------------------
Estimated Merger Related Charges
--------------------------------------------------------------------------------
($ in Millions)


                                                     Pre-Tax          After-Tax
                                                      Total             Total
                                                      -----             -----

         Human Resources Related                       $29               $20

         Conversion Costs                               23                15

         Facilities and Equipment                       16                10

         Deal Costs                                      7                 7
                                                       ---               ---

                 Total                                 $75               $52
                                                       ===               ===


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       17

--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------

     o Transaction makes strategic and financial sense with manageable execution risk:

          / /  Logical geographic expansion into familiar markets

          / /  Creates the #1 bank in Central Pennsylvania

          / /  Immediately accretive to cash EPS

          / /  Attractive IRR

          / /  Similar cultures and community banking operating models

          / /  Complementary business lines

          / /  Effective use of excess capital


                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       18

--------------------------------------------------------------------------------
History of Consistently Superior Shareholder Returns
--------------------------------------------------------------------------------

   ----------------------------------------
     Total Stock Appreciation Since 1990:
     ------------------------------------
          M&T = 568%
          S&P Regional Bank Index = 287%
   ----------------------------------------


                    S&P Reg'l Bank
                       Index            M&T
                       -----            ---

                     S&P Banks
                       Index            M&T
                       ----             ---

1/1/90                  100%           100%
2/1/90                  103%            99%
3/1/90                   98%           102%
4/1/90                   94%           101%
5/1/90                  104%           102%
6/1/90                   96%            97%
7/1/90                   89%            91%
8/1/90                   78%            84%
9/1/90                   66%            77%
10/1/90                  59%            74%
11/1/90                  71%            82%
12/1/90                  74%            85%
1/1/91                   81%            86%
2/1/91                   91%            98%
3/1/91                   97%           110%
4/1/91                  104%           120%
5/1/91                  111%           131%
6/1/91                  103%           136%
7/1/91                  112%           147%
8/1/91                  120%           151%
9/1/91                  117%           149%
10/1/91                 118%           145%
11/1/91                 110%           136%
12/1/91                 125%           155%
1/1/92                  128%           164%
2/1/92                  138%           200%
3/1/92                  133%           188%
4/1/92                  140%           200%
5/1/92                  142%           201%
6/1/92                  142%           197%
7/1/92                  140%           205%
8/1/92                  133%           201%
9/1/92                  132%           208%
10/1/92                 136%           210%
11/1/92                 151%           220%
12/1/92                 156%           209%
1/1/93                  160%           215%
2/1/93                  165%           219%
3/1/93                  175%           233%
4/1/93                  166%           235%
5/1/93                  163%           222%
6/1/93                  174%           213%
7/1/93                  171%           227%
8/1/93                  169%           216%
9/1/93                  174%           219%
10/1/93                 159%           224%
11/1/93                 155%           217%
12/1/93                 162%           219%
1/1/94                  166%           223%
2/1/94                  160%           211%
3/1/94                  159%           217%
4/1/94                  167%           217%
5/1/94                  175%           233%
6/1/94                  170%           244%
7/1/94                  172%           252%
8/1/94                  176%           245%
9/1/94                  163%           236%
10/1/94                 161%           234%
11/1/94                 148%           226%
12/1/94                 148%           212%
1/1/95                  158%           229%
2/1/95                  167%           258%
3/1/95                  167%           266%
4/1/95                  169%           250%
5/1/95                  186%           258%
6/1/95                  183%           267%
7/1/95                  188%           275%
8/1/95                  197%           285%
9/1/95                  207%           296%
10/1/95                 207%           306%
11/1/95                 223%           324%
12/1/95                 224%           339%
1/1/96                  227%           350%
2/1/96                  236%           375%
3/1/96                  241%           383%
4/1/96                  237%           370%
5/1/96                  240%           367%
6/1/96                  238%           375%
7/1/96                  238%           388%
8/1/96                  252%           396%
9/1/96                  267%           388%
10/1/96                 287%           400%
11/1/96                 314%           437%
12/1/96                 296%           448%
1/1/97                  320%           464%
2/1/97                  337%           503%
3/1/97                  314%           498%
4/1/97                  330%           501%
5/1/97                  340%           500%
6/1/97                  356%           525%
7/1/97                  393%           559%
8/1/97                  370%           569%
9/1/97                  397%           646%
10/1/97                 391%           637%
11/1/97                 415%           657%
12/1/97                 435%           724%
1/1/98                  416%           710%
2/1/98                  448%           735%
3/1/98                  476%           778%
4/1/98                  479%           794%
5/1/98                  460%           791%
6/1/98                  471%           862%
7/1/98                  461%           828%
8/1/98                  361%           638%
9/1/98                  401%           718%
10/1/98                 435%           776%
11/1/98                 448%           776%
12/1/98                 470%           808%
1/1/99                  449%           778%
2/1/99                  452%           740%
3/1/99                  446%           746%
4/1/99                  491%           870%
5/1/99                  468%           820%
6/1/99                  480%           856%
7/1/99                  446%           840%
8/1/99                  423%           722%
9/1/99                  405%           714%
10/1/99                 466%           771%
11/1/99                 435%           732%
12/1/99                 394%           645%
1/1/00                  381%           640%
2/1/00                  320%           574%
3/1/00                  387%           695%
4/1/00                  354%           684%
5/1/00                  387%           668%


-------------------------------------------------
Source: FactSet Datasystems

                                                                        Keystone
M&T Bank ------------------------------------------------------------- Financial
                                       19